                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-93538, 33-41453, 33-48646, 33-77080, 333-4620, 333-31753, 333-59547,
333-80071, 333-36836, 333-62574, and 333-92368 on Forms S-8 of Somanetics
Corporation of our report dated January 24, 2003, appearing in this Annual Report on Form 10-K of Somanetics Corporation for the year ended November 30, 2002.

/s/ DELOITTE & TOUCHE LLP
-------------------------

Detroit, Michigan
February 4, 2003